UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 6, 2004

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Holger Way

San Jose, CA 95134

(408) 750-5000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.    OTHER EVENTS.

On January 5, 2004, Redback Networks Inc. (the “Company”) announced it completed a private placement of equity securities. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    The following exhibit is filed with Current Report:

[99.1] Press Released dated January 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE: January 6, 2004	By:	/S/ THOMAS L. CRONAN III

Thomas L. Cronan III Senior Vice President of Finance and Administration, Chief Financial Officer